Exhibit 10.8

TERM NOTE

$24,545,454.57	January 9, 2002

FOR VALUE RECEIVED, INTEGRATED CIRCUIT SYSTEMS, INC.; ICST, INC.; ICS TECHNOLOGIES, INC.; INTEGRATED CIRCUIT SYSTEMS PTE LTD; MICRO NETWORKS CORPORATION (hereinafter jointly and severally the “Borrower”) hereby promise to pay to the order of FIRST UNION NATIONAL BANK, its successors and assigns (the “Lender”), in lawful money of the United States and in immediately available funds, the principal amount of TWENTY FOUR MILLION FIVE HUNDRED FORTY FIVE THOUSAND FOUR HUNDRED FIFTY FOUR DOLLARS AND FIFTY SEVEN CENTS ($24,545,454.57) in consecutive monthly installments beginning on January 31, 2002, and continuing on the last Business Day of each succeeding month until the Termination Date, when all remaining principal and interest is due and payable.

This Note is the Term Note referred to in the Revolving Credit and Term Loan Agreement dated December 31, 2001 (as such agreement may be amended or modified, the “Loan Agreement”) by and among the Borrower, the Lender (as Agent and Bank), its successors and assigns, and Fleet National Bank. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. This Note renews, extends and replaces that certain Term Note (“Term Note”) dated December 31, 2001, evidencing an original principal amount of $24,545,454.57. This Note is not a novation and shall not be deemed to diminish, terminate, or satisfy all or any of the Obligations or any Collateral security therefor under the Loan Agreement, the Term Note, or any other Loan Document.

Reference is made to the Loan Agreement for a statement of the terms and conditions under which the Term Loan evidenced hereby has been made, is secured, and may be repaid or accelerated. The Loan Agreement, among other things, contains provisions regarding borrowings under a Term Loan Facility, interest to be payable at either a Base Rate or LIBOR Rate, acceleration of the maturity of the Term Loan upon the happening of certain stated events, prepayments on account of the principal, late charges, a Default Rate of interest after the occurrence of an Event of Default, and remedies of the Lender after the occurrence of an Event of Default. The terms and conditions of the Loan Agreement are incorporated herein by reference thereto.

Until maturity (whether by acceleration or otherwise), or the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance hereof at the per annum rate or rates as set forth in the Loan Agreement. Subsequent to maturity or the occurrence of an Event of Default or the entry of any judgment hereunder or otherwise, interest shall accrue at the Default Rate. Accrued interest shall be payable at the times provided for in the Loan Agreement.

All amounts payable by the Borrower to the Lender hereunder shall be paid directly to the Agent at 201 S. College Street, Charlotte, North Carolina 29288 (or at such other address which the Agent shall give notice to the Borrower in accordance with the Loan Agreement) in immediately available funds.

The Borrower hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

The Borrower hereby authorizes the Lender to keep computer stored records of the amount and Type of all Term Loans made to the Borrower and all renewals, conversions, and payment of principal amounts in respect of the Term Loan, which records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of the Term Loan; provided, however, that the failure to keep such records with respect to any Term Loan or renewal, conversion or payment shall not limit or otherwise affect the obligations of the Borrower under the Loan Agreement or this Note.

Borrower specifically waives any right to any form of notice or to any acknowledgment by agent which might be applicable pursuant to the Pennsylvania Probate, Estates and Fiduciaries Code (“Probate Code”), as amended, to any power of attorney, or any warrant of attorney to confess judgment, granted herein and hereby directs that any power of attorney, or any warrant of attorney to confess judgment, granted herein not be construed in accordance with the terms of the Probate Code.

Borrower hereby certifies that this Note and the Loan Documents were executed in the Commonwealth of Pennsylvania and delivered to Lender in the Commonwealth of Pennsylvania. The construction, interpretation and enforcement of this Note shall be governed by the internal laws of the Commonwealth of Pennsylvania without reference to that Commonwealth’s conflicts of law principles. Any reference herein to Borrower shall be deemed to refer to and be applicable to each signatory separately as well as all of them jointly. The obligations and liabilities hereunder of each signatory shall be joint and several and the term “Borrower” shall mean all or some or any of them.

CONFESSION OF JUDGMENT. THE FOLLOWING PARAGRAPH SETS FORTH A POWER OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER, THE BORROWER, JOINTLY AND SEVERALLY, FOLLOWING CONSULTATION WITH COUNSEL FOR BORROWER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF THE BORROWER’S BANK ACCOUNT AND OTHER ASSETS. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS NOTE CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT BORROWER IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT BORROWER HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST BORROWER AND BEFORE THE BORROWER’S ASSETS, INCLUDING, WITHOUT LIMITATION, ITS BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED. BORROWER UNDERSTANDS THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO BORROWER. IT IS SPECIFICALLY ACKNOWLEDGED BY BORROWER THAT THE LENDER HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY BORROWER HEREIN IN RECEIVING THIS NOTE AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER.

If an Event of Default occurs under this Note or any other Loan Documents, the Borrower hereby jointly and severally authorizes and empowers any attorney of any court of record or the prothonotary or clerk of any county in the Commonwealth of Pennsylvania, or in any jurisdiction where permitted by law or the clerk of any United States District Court, to appear for Borrower in any and all actions which may be brought hereunder and enter and confess judgment against the Borrower or any of them in favor of the Lender for such sums as are due or may become due hereunder or under any other Loan Documents, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys’ fees equal to 10% of the full amount confessed hereunder but in no event less than $5,000.00, with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to issue executions forthwith. The Borrower agrees that the confession may include the amounts of the attorneys’ commission specified in the preceding sentence for the purpose of establishing a sum certain and reserves the right only to contest the collection by Lender of any attorneys’ fees which are unreasonable or have not been actually incurred by Lender. To the extent permitted by law, Borrower waives the right of inquisition on any real estate levied on, voluntarily condemns the same, authorizes the prothonotary or clerk to enter upon the writ of execution this voluntary condemnation and agrees that such real estate may be sold on a writ of execution; and also waives any relief from any appraisement, stay or exemption law of any state now in force or hereafter enacted. Borrower further waives the right to any notice and hearing prior to the execution, levy, attachment or other type of enforcement of any judgment obtained hereunder, including, without limitation, the right to be notified and heard prior to the garnishment, levy, execution upon and attachment of Borrower’s bank accounts and other property. If a copy of this Note verified by affidavit of any officer of the Lender shall have been filed in such action, it shall not be necessary to file the original thereof as a warrant of attorney, any practice or usage to the contrary notwithstanding. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue and may be exercised from time to time as often as the Lender shall find it necessary and desirable and at all times until full payment of all amounts due hereunder and under any other Loan Documents. The Lender may confess one or more judgments in the same or different jurisdictions for all or any part of the Obligations arising hereunder or under any other Loan Documents to which Borrower is a party, without regard to whether judgment has theretofore been confessed on more than one occasion for the same Obligations. In the event that any judgment confessed against the Borrower is stricken or opened upon application by or on behalf of Borrower or any Obligor for any reason, the Lender is hereby authorized and empowered to again appear for and confess judgment against Borrower for any part or all of the Obligations owing under this Note and/or for any other liabilities, as herein provided.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have caused this Note to be executed under seal by its duly authorized officer as of the day and year first above written.

BORROWER

INTEGRATED CIRCUIT SYSTEMS, INC.		INTEGRATED CIRCUIT SYSTEMS PTE LTD

By:	/s/ JUSTINE LIEN	By:	/s/ HOCK E. TAN

	Justine Lien, Chief Financial Officer		Tan Hock Eang, Director

Attest:	/s/ JUSTINE LIEN	Attest:	/s/ JUSTINE LIEN

	Justine Lien, Secretary		Justine Lien, Chief Financial Officer

[SEAL]		[SEAL]

ICST, INC.		ICS TECHNOLOGIES, INC.

By:	/s/ JUSTINE LIEN	By:	/s/ JUSTINE LIEN

	Justine Lien, Chief Financial Officer		Justine Lien, Chief Financial Officer

Attest:	/s/ JUSTINE LIEN	Attest:	/s/ JUSTINE LIEN

	Justine Lien, Secretary		Justine Lien, Secretary

[SEAL]		[SEAL]

MICRO NETWORKS CORPORATION

By:	/s/ HOCK E. TAN

Tan Hock Eang, President

Attest:	/s/ JUSTINE LIEN

Justine Lien, Secretary

[SEAL]

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